GAIN ON SALE OF SPECTRUM LICENCES	12 Months Ended
Dec. 31, 2018
GAIN ON SALE OF SPECTRUM LICENCES
GAIN ON SALE OF SPECTRUM LICENCES

6.    GAIN ON SALE OF SPECTRUM LICENCES

On June 20, 2017, Videotron sold its Advanced Wireless Service ("AWS”) spectrum licence in the greater Toronto region to Rogers Communications Canada Inc. for a cash consideration of $184.2 million, pursuant to the transfer option held by Videotron since 2013. The sale resulted in a gain on disposal of $87.8 million.

On July 24, 2017, Videotron sold its seven 2500 MHz and 700 MHz wireless spectrum licences outside Québec to Shaw Communications Inc. for a cash consideration of $430.0 million. The sale resulted in a gain on disposal of $243.1 million.

As a result of these transactions, tax benefits of $44.4 million, on previous years' capital losses, were recognized in the consolidated statement of income in 2017.